AGREEMENT
                                  ---------


      This Agreement ("Agreement") is entered into this 9th day of May, 1997 by and between Litigation Funding, Inc., a Florida corporation ("Litigation Funding"), International Fast Food Corporation, a Florida corporation ("IFFC") and International Fast Food Polska Sp. Zo.o, a Polish limited liability corporation ("IFFP").

                                    RECITALS

      WHEREAS, Litigation Funding, IFFP and IFFC entered into that certain Agreement to Assign Litigation Proceeds dated January 25, 1996, which agreement was amended on July 3, 1996 and March 13, 1997 (such agreement, as amended, referred to as the "Funding Agreement");

      WHEREAS, IFFP has, on September 11, 1996, assigned all of its rights to receive proceeds in the above-referenced litigation to IFFC;

      WHEREAS, in early March 1997, settlement negotiations commenced between Burger King Corporation ("Burger King"), IFFP and IFFC pertaining to that certain litigation known as INTERNATIONAL FAST FOOD CORPORATION AND INTERNATIONAL FAST FOOD POLSKA SP. ZO.O V. BURGER KING CORPORATION (Case No. 95-05130 CA 02) in the Circuit Court of the 11th Judicial Circuit in and for Dade County, Florida;

      WHEREAS, Litigation Funding was a party to such settlement negotiations, by virtue of Burger King being aware of the interest of Litigation Funding in the settlement proceeds, as evidenced by reference to the March 13, 1997 amendment to the Funding Agreement;

      WHEREAS, in order to facilitate the settlement of the above-referenced litigation, a settlement agreement by and among Burger King, IFFP, IFFC, Mitchell Rubinson and Litigation Funding (the "Settlement Agreement") was entered into effective March 11, 1997 and executed on March 14, 1997, in which agreement Litigation Funding ultimately gave up rights to which it was otherwise entitled to in the proceeds of the settlement, as set forth in Section 4.a. of the Settlement Agreement; and

      WHEREAS, Litigation Funding, IFFP and IFFC wish to implement and modify the provisions of the March 13, 1997 amendment to the Funding Agreement;

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

      1. DETERMINATION OF AMOUNTS OWED UNDER FUNDING AGREEMENT. With respect to amounts owed to Litigation Funding under the Funding Agreement, the parties hereto agree as follows.


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            (a)   CASH AND DEBT CANCELLATION.  The parties  acknowledge that the cash settlement proceeds received from Burger King in the Settlement Agreement totaled $5,000,000 and the proceeds deemed received by virtue of cancellation by Burger King of indebtedness owed to it is $499,768.

            The parties agree that, applying the terms and provisions of the Funding Agreement to the above figures, Litigation Funding is entitled to receive the sum of $3,227,014, of which $750,001 represents reimbursement of litigation costs previously advanced by Litigation Funding on behalf of IFFC, which reimbursement is contemplated under the Funding Agreement. The remaining $2,477,014 represents the amount to which Litigation Funding would be entitled over and above the reimbursement of the amounts advanced by it under the Funding Agreement.

            The parties agree and acknowledge that, due to (a) restrictions placed on the utilization of the settlement proceeds by Burger King in the Settlement Agreement, (b) the inability of IFFC and IFFP (due to their illiquidity and their inability to use the Burger King settlement proceeds as described above) to currently satisfy their obligations under the Funding Agreement, (c) the refusal by Litigation Funding (as permitted under the Funding Agreement) to accept any other assets of IFFC or IFFP other than cash or a promissory note from IFFC as payment under the Funding Agreement, and (d) the inability of either IFFC or IFFP to obtain alternate financing in order to provide the funds necessary to satisfy their respective obligations to Litigation Funding under the Funding Agreement to pay the aforementioned $3,227,013.60, that Litigation Funding shall accept, as partial payment under the Funding Agreement, the following:

                  (i) On or before the execution hereof, the sum of $759,001, representing the sum of $750,001 (the amount for which Litigation Funding was entitled to be reimbursed under the Funding Agreement) together with interest thereon at the rate of 8% per annum accruing from March 14, 1997 to May 7, 1997, the date of payment of such amount, the receipt of which Litigation Funding hereby acknowledges.

                  (ii) On or before the execution hereof, the sum of $281,861.75, representing the sum of $278,519.52 (representing a partial payment of the amounts owed in excess of the above $750,000 reimbursement amount) together with interest thereon at the rate of 8% per annum accruing from March 14, 1997 to May 7, 1997, the date of payment of such amount, the receipt of which Litigation Funding hereby acknowledges.

                  (iii) A promissory note (the "Promissory Note") from IFFC to Litigation Funding in the amount of $2,198,494.23, providing for interest at prime plus 1% per annum, with such interest to be paid quarterly commencing July 1, 1997, and for the entire principal balance thereof (and all accrued interest thereon) to be paid on December 31, 1998. IFFC shall execute the Promissory Note in the form attached hereto as Exhibit "A".

            The parties acknowledge and agree that the obligations of IFFC and IFFP under the Funding Agreement were secured by certain security agreements,




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UCC-1 financing statements and stock pledges held in escrow, all as set forth as exhibits to the Funding Agreement. The parties hereto agree and acknowledge that such security shall continue in full force and effect in order to secure the repayment obligations hereunder of IFFC with respect to the Promissory Note, and that this Agreement shall constitute a security agreement creating a security interest in the aforementioned collateral to secure payment of the Promissory Note. The parties hereto agree, after the date of this Agreement, to execute any and all documents reasonably necessary to accomplish the foregoing.

            (b)   REMAINING  AMOUNTS OWED UNDER FUNDING  AGREEMENT.  The parties acknowledge that Litigation Funding is also owed certain amounts with respect to the "contract modification proceeds", as such term is defined in the Funding Agreement. The parties are currently attempting to reach agreement as to the value and amount of such "contract modification proceeds" (including, but not limited to, the value of (i) the "marketing spendback" and "incentive marketing spendback" provisions of that certain Development Agreement entered into by and between Burger King and IFFC dated as of March 14, 1997, and (ii) the value of the Development Agreement (independent of the value of the above-referenced
"marketing spendback" and "incentive marketing spendback" provisions; in particular, the value of the exclusive rights granted under that Development Agreement to IFFC and IFFP).

            The parties acknowledge that, upon the determination of the value and amount of such "contract modification proceeds", as set forth under the Funding Agreement, IFFC and IFFP shall be liable for payment of a portion of such amount to Litigation Funding, in the amount and manner set forth under the Funding Agreement.

      2. FUNDING AGREEMENT. The parties agree and acknowledge that, with respect to the payments referenced herein and the amounts to be subsequently determined as owed by IFFC and IFFP to Litigation Funding, the provisions of the Funding Agreement shall continue in full force and effect. It is the intent of the parties hereto that the agreement of the parties as to payment of the amounts owed to Litigation Funding (under the Funding Agreement) as to the cash settlement proceeds and debt cancellation proceeds owed under the Funding Agreement shall be final and determinative as between the parties as to the amounts owed under such provisions of the Funding Agreement, but that the provisions of the Funding Agreement shall otherwise continue in full force and effect until such time as (a) the value and amount of the "contract modification proceeds" (as such term is defined in the Funding Agreement) is agreed to and provisions are made for the payment thereof, and (b) all amounts payable by IFFC and IFFP under the Funding Agreement and hereunder (including all amounts owed under the Promissory Note) are paid in full to Litigation Funding.

            To the extent the foregoing provisions are inconsistent with the provisions of the Funding Agreement, the parties agree that the provisions of this Agreement shall be controlling.

      3.    MISCELLANEOUS.

            (a) ASSIGNMENT OF SECURITY INTEREST IN IFFP COMMON STOCK. IFFP hereby reconfirms its assignment to Litigation Funding of the security interest

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as set forth in Section 3 of the Funding Agreement, and agrees that the security interest fully secures the payment to Litigation Funding of all amounts owed under the Promissory Note. IFFP agrees to, as soon as possible, and at its own expense, take all such actions as are necessary, to insure that the original security interests in the IFFP stock shall be modified to fully secure delivery of all amounts still owing under the Funding Agreement and all amounts payable under the Promissory Note.

            All rights of Litigation Funding with respect to the security interest created pursuant to the Funding Agreement shall remain absolute, unconditional and unaffected by the provisions of this Agreement, it being the sole intent and purpose of this Section 3 of this Agreement to provide that the security interest granted pursuant to the Funding Agreement shall be construed also to secure fully all obligations of IFFC hereunder (in particular, under the Promissory Note).

            (b) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile copies of manually executed signature pages shall be deemed originals until the parties hereto have received manually executed signature pages.

            (c) GOVERNING LAW. Each of the parties to this Agreement hereby irrevocably submits to the jurisdiction of the State or Federal courts located in Dade County, Florida in connection with any suit, action or other proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, and hereby agree not to assert, by way of motion, as a defense, or otherwise in any such suit, action or proceeding that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced by such courts. IFFP expressly waives any rights it may have which conflict with the foregoing agreements in this paragraph.

      IFFP, IFFC AND LITIGATION FUNDING HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS-CLAIMS AND THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE SECURITY INTEREST. EACH OF THEM HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER NOR THE OTHER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF SUCH
LITIGATION, SEEK TO ENFORCE THIS JURY WAIVER PROVISION. EACH OF THEM ACKNOWLEDGES THAT THIS JURY WAIVER HAS BEEN A MATERIAL INDUCEMENT TO LITIGATION FUNDING TO ENTER INTO THIS AGREEMENT.




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


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    LITIGATION FUNDING, INC.


                                    By:_______________________________________


                                   INTERNATIONAL FAST FOOD CORPORATION


                                    By:_______________________________________


                                    INTERNATIONAL FAST FOOD POLSKA SP. ZO.O.



                                    By:_______________________________________

























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